UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Paragon Drive, Montvale, NJ 07450
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.06-2/3 per share	BCPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2023, the Board of Directors (the “Board”) of Balchem Corporation (the “Company”) elected Olivier Rigaud and Monica Vicente to the Board, effective as of September 6, 2023, respectively.  Mr. Rigaud, age 58, is the Chief Executive Officer of Corbion N.V., a global food and biochemicals company based in the Netherlands.  Ms. Vicente, age 58, is the Senior Vice President and Chief Financial Officer of Fresh Del Monte Produce Inc., a global agricultural company based in the U.S.

Mr. Rigaud and Ms. Vicente will each serve as a Class 2 Director and will stand for election at the Company’s 2024 Annual Meeting of Shareholders. The Board has determined that Mr. Rigaud and Ms. Vicente are each an independent director under The Nasdaq Stock Marketing LLC Rules and the Company's Corporate Governance Guidelines.

Mr. Rigaud and Ms. Vicente each bring relevant market expertise and strong global business acumen to the Board. Mr. Rigaud will serve as a member of the Audit Committee and the Corporate Governance and Nominating Committee. Ms. Vicente will serve as a member of the Audit Committee.  The Board has determined that Mr. Rigaud and Ms. Vicente are each qualified as an “audit committee financial expert” pursuant to the rules of the U.S. Securities and Exchange Commission (“SEC”).

Mr. Rigaud and Ms. Vicente will each participate in the non-employee director compensation program, as described in the Company's definitive proxy statement filed with the SEC on April 28, 2023.

Mr. Rigaud and Ms. Vicente, respectively, have no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which they were each appointed as a director of the Company.  In addition, there have been no transactions directly or indirectly involving Mr. Rigaud and Ms. Vicente, respectively, that would be reportable pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION
(Registrant)

	By:	/s/ Hatsuki Miyata
Hatsuki Miyata
General Counsel and Secretary

Date: September 5, 2023